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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 28, 2004
                                                  -------------


                               Celsion Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-14242                52-1256615
----------------------------        -----------------        -------------------
(State or other jurisdiction           (Commission              (IRS Employer
    of incorporation)                  File Number)          Identification No.)



            10220-L Old Columbia Road, Columbia, Maryland 21046-2364
            ---------------------------------------------------------
               (Address of principal executive office) (Zip Code)


Registrant's telephone number, including area code:  (410) 290-5390
                                                     ---------------

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS

(A) On May 28, 2004, Celsion Corporation (the "Registrant") announced, by way of a press release, that it had become aware that its common stock was listed for trading on the Berlin-Breman Stock Exchange and that it had requested delisting from that Exchange. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

(B) On June 1, 2004, the Registrant announced, by way of a press release, that it had filed with the Food and Drug Administration (the "FDA") its response to a warning letter issued to it by the FDA on May 7, 2004. A copy of the press release is attached as Exhibit 99.2 to this Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CELSION CORPORATION



Date: June 2, 2004                   By: /s/ Augustine Y. Cheung
      ------------                       ------------------------------------
                                         President and Chief Executive Officer

                                  Exhibit Index

Exhibit No.                                Description

99.1 Registrant's press release dated May 28, 2004, regarding listing of its common stock on the Berlin-Breman Stock Exchange and request for delisting of the common stock.

99.2 Registrant's press release dated June 1, 2004, regarding filing, by Registrant, of its response to a warning letter received by it from the Food and Drug Administration on May 7, 2004.